WARRANT CERTIFICATE

Warrant Certificate No. [number]
Dated: June _______, 2010	[number] Shares

NEITHER THESE WARRANTS NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").  THESE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THESE WARRANTS ARE RESTRICTED AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO REGULATION D UNDER THE ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN APPLICABLE EXEMPTION THEREFROM.

These Warrants shall cease to be exercisable and shall be void after June 2, 2015 at 5:00 p.m., Salt Lake City, Utah time.

COMMON STOCK PURCHASE WARRANTS
OF
GEO POINT TECHNOLOGIES, INC.

FOR VALUE RECEIVED, Geo Point Technologies, Inc. (the "Company"), a Utah corporation, hereby certifies that [name], whose address is [address], or permitted assigns ("Holder"), is entitled to purchase from the Company, subject to the conditions and upon the terms of this Warrant, at any time or from time to time after the date hereof and prior to 5:00 p.m. Salt Lake City, Utah time, on June 2, 2015, an aggregate of [number] ([number] ) fully paid and nonassessable shares of Common Stock, par value $.001, of the Company ("Common Stock") at a per share exercise price of $1.75 per share.  This Warrant is issued pursuant to the terms set forth in the Engagement Letter Agreement by and between the Holder and the Company (the "Engagement Agreement").  Hereinafter (i) the shares of Common Stock purchasable hereunder are referred to as the "Warrant Shares," (ii) the aggregate purchase price payable hereunder for the Warrant Shares calculated as set forth in Paragraph 1 is referred to as the "Aggregate Warrant Price," (iii) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (iv) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (v) the holder of this Warrant is referred to as the "Holder."

1.           Exercise of Warrant.  This Warrant may be exercised in whole or in part at the Per Share Warrant Price per share of Common Stock payable hereunder, at any time or from time to time during the period (the "Exercise Period") commencing on the date hereof, and ending on June 2, 2015 at 5:00 p.m. Salt Lake City, Utah time (the "Termination Date"), by the Holder of this Warrant by the surrender of this Warrant (with the exercise form at the end hereof duly executed) at the address set forth in Subsection 12(a) hereof, together with payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part.  Payment for Warrant Shares shall be made in cash or by certified or official bank check, or, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (or, if after the registration statement covering the Warrant Shares is declared effective, sales of the Warrant Shares may not be made thereunder for any reason), by "cashless exercise," by means of tendering this Warrant to the Company to receive a number of shares of Common Stock equal to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the product of the number of shares issuable upon exercise and the Exercise Price, divided by the Market Value Per Share. For example, if Holder receives a Warrant to purchase 2,500 shares of Common Stock at an Exercise Price of $1.00 and decides to use the "cashless exercise" method to exercise its option to purchase all 2,500 shares at a time when the Company's Common Stock has a Market Value Per Share of $10.00, Holder would receive 2,250 shares of Common Stock upon exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 1, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten (10) days preceding the Company's receipt of the Notice of Exercise Form duly executed multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant, and "Market Value Per Share" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten (10) days preceding the Company's receipt of the duly executed Notice of Exercise Form.  The Warrant shall expire, and exercise shall no longer be allowed, to the extent the Warrant has not been exercised by the expiration of the Exercise Period.

2.           Partial Exercise of Warrant.  If this Warrant is exercised in part, it must be exercised for a minimum of 1,000 shares of Common Stock and if the Exercise Period has not expired the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.  Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.  The Warrant shall expire, and exercise shall no longer be allowed, to the extent the Warrant has not been exercised by the expiration of the Exercise Period.

3.           Reservation of Warrant Shares.  The Company will at all times during the Exercise Period have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the Warrant Shares.

4.           Anti-Dilution Provisions.

(a)          If, at any time or from time to time after the date of this Warrant, the Company shall distribute property or assets to all holders of Common Stock (excluding (w) dividends paid in, or distributions of, the Company's capital stock for which the number of Warrant Shares receivable hereunder shall have been adjusted pursuant to Subsection 4(b); (x) dividends or distributions paid in cash; (y) the capital stock issuances relating to the acquisition of Sinur Oil LLP resulting in a post-acquisition capital structure of 30,315,000 shares; and (z) capital stock issued or other distributions with respect to any transactions with individuals and entities listed in Paragraph 5(d) “Fee Exceptions and Appendix C "Parties Subject To Fee Carve-out" of the Company's Letter Agreement with National Securities dated May 28, 2010), any of the foregoing being hereinafter in this Subsection 4(a) called the "Property", then, in each such case, the Company shall reserve sufficient Property for distribution to the Holder upon exercise of the Warrant so that, in addition to the shares of Common Stock to which the Holder is entitled, the Holder will receive upon such exercise the amount and kind of such Property which the Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Property, exercised the Warrant.  Notice of each such distribution shall be given to the Holder concurrently with any notice given to the holders of Common Stock regarding such distribution.

(b)          In case the Company shall hereafter pay a dividend or make a distribution on its Common Stock payable in shares of capital stock, subdivide its outstanding shares of Common Stock into a greater number of shares, combine its outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification of its Common Stock any shares of capital stock of the Company, then, in any such event, the Holder shall be entitled to receive the aggregate number and kind of shares which, if the Warrant had been exercised immediately prior to the record date with respect to the dividend or distribution or the effective date of the subdivision, combination, or reclassification, he would have been entitled to receive by virtue of such dividend, distribution, subdivision, combination, or reclassification, and the Per Share Warrant Price shall be appropriately adjusted.  Such adjustment shall be made successively whenever any event listed above shall occur.  An adjustment made pursuant to this Subsection (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.  If, as a result of an adjustment made pursuant to this Subsection (b), the Holder of this Warrant shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, then this Warrant may thereafter be exercised for units consisting of whole number multiples of each such securities, as designated by the Board of Directors.

(c)          Upon any modification of the rights of the Holder of this Warrant in accordance with this Section 4, the Company shall promptly prepare a certificate of the Company's Chief Financial Officer, setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause a copy of such certificate to be mailed to the Holder.

(d)          If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Stock, other than out of earned surplus, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

5.           Fully Paid Stock; Taxes.  The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to any pre-emptive rights.  The Holder shall pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

6.           Transfer.

(a)           Transferability.  This Warrant is NONTRANSFERABLE in whole or in part unless permitted by the Company.  In any permitted transfer, the Warrant Certificates to be exchanged shall be surrendered to the Company at its corporate office.  The Company shall execute and issue in exchange therefor the Warrant Certificate or Certificates which the holder making the transfer shall be entitled to receive.

(b)          Indemnity.  The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 9, and the Holder hereby shall indemnify and hold harmless the Company, its representatives and each officer, director and control person thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (ii) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (iii) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder or its agents to the Company or its counsel in connection with any transfer or proposed transfer of the Warrant or any Warrant Shares.

7.           Loss, etc. of Warrant.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of a stock lost/stolen indemnity bond from a bonding company reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

8.           Warrant Holder Not Shareholder.  Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

9.           Communication.  No notice or other communication under this Warrant shall be effective unless the same is in writing and is either (i) mailed by first-class mail, postage prepaid, in which event the notice shall be deemed effective three days after deposit in the mails, or (ii) delivered by established delivery service which guarantees three business days or less delivery, in which event the notice is deemed effective on the date of guaranteed delivery.  Regardless of the method of delivery, the notice or communication shall be addressed to:

(a)          the Company, at 257 East 200 South, Suite 490, Salt Lake City, Utah 84111, Attention: Chief Executive Officer or such other address as the Company has designated in writing to the Holder, or

(b)          the Holder, at the address indicated in the opening paragraph hereof, or such other address as the Holder has designated in writing to the Company.

10.          Headings.  The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.          Applicable Law.  This Warrant shall be governed by and construed in accordance with the law of the State of Utah without giving effect to the principles of conflicts of law thereof.

12.          Warrant Register.  The Company will register this Warrant in the Warrant Register in the name of the record holder to whom it has been distributed or assigned in accordance with the terms hereof.  Information about this Warrant shall be given to the Company's transfer agent.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

13.          Successors.  All of the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

IN WITNESS WHEREOF, Geo Point Technologies, Inc. has caused this Warrant Certificate to be signed by its President and its corporate seal to be hereunto affixed this _____ day of June 2010.

ATTEST:	GEO POINT TECHNOLOGIES, INC.

________________________	By: ________________________________
Name: Jeffrey Jensen
Its: President and Chief Executive Officer

EXERCISE FORM

To be executed by the Holder
in Order to Exercise Warrants

The undersigned Holder hereby irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the Holder's name and be delivered to

________________________________________
________________________________________
________________________________________
________________________________________
[please print or type address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Agreement, that a new Warrant Agreement for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated above.

The undersigned acknowledges that, if this Exercise Form is submitted prior to the Company having given notice that the issuance of the Warrant Shares has been registered under the Securities Act, the Warrant Shares issued on exercise will be "restricted securities" and will bear appropriate restrictive legends.

Dated: ________________________	________________________________
Signature of Holder

________________________________

________________________________
Signature Guaranteed

________________________________

ASSIGNMENT

To Be Executed by the Holder
in Order to Assign Warrants

THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND TRANSFER THEREOF HAS BEEN RESTRICTED.  ANY TRANSFER OR PURPORTED TRANSFER DESCRIBED IN THIS FORM OF ASSIGNMENT SHALL NOT BE EFFECTIVE UNTIL AND UNLESS THE PROPOSED TRANSFEREE COMPLIES WITH THE RESTRICTIONS ON TRANSFER DESCRIBED IN THE WARRANT CERTIFICATE.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name:	________________________________
[please print or type]

Address:	________________________________

________________________________

Social Security :	________________________________
or Taxpayer I.D. No.	________________________________

the undersigned's right to purchase up to _________ Common Shares represented by these Warrants, and hereby irrevocably constitutes and appoints ______________________________ attorney to transfer the same on the books of the Company, with full power of substitution in the premises.

Dated: ________________________	________________________________
Signature Guaranteed

________________________________

Schedule

Warrant Shares

National Securities Corporation	124,125
Vince Calicchia	120,625
David Graber	5,250
Totals	250,000